Related Party and Party in Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party in Interest Transactions	Related Party and Party in Interest Transactions
Certain Plan investments are common collective trust funds and mutual funds managed by SSIM, an investment management division of State Street Bank and Trust Company, which is the custodian of the Plan and therefore, related transactions qualify as party-in-interest transactions. BPPR remits all contributions received from the Company to State Street Bank and Trust Company who invests these contributions as directed by participants. BPPR makes distributions from the Plan in accordance with the Agency Agreement.
During the year ended December 31, 2025, the Plan purchased $14,703,590 and sold $15,173,113 of the GSK Stock Fund, which included purchases of $6,428,343 and sales of $6,908,435 of GSK ADRs respectively and received dividends of $217,521.